Viridi Bitcoin Miners ETF
Schedule of Investments
August 31, 2022 (Unaudited)

Shares		Value
COMMON STOCKS - 95.9%
Australia - 5.2%
84,778	Iris Energy Ltd. ADR (a)	$344,199

Canada - 22.3%
432,542	Bitfarms Ltd. (a)(b)	573,056
131,124	Digihost Technology, Inc. (a)(b)	112,818
989,390	DMG Blockchain Solutions, Inc. (a)	214,700
48,913	Hive Blockchain Technologies Ltd. (a)(b)	249,528
153,564	Hut 8 Mining Corp. (a)(b)	316,868
		1,466,970
Cayman Islands - 4.9%
219,826	Bit Digital, Inc. ADR (a)(b)	325,342

Republic of Korea - 3.7%
221	Samsung Electronics Co., Ltd. ADR	242,106

Taiwan - 3.7%
2,920	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	243,381

United Kingdom - 7.8%
1,046,345	Argo Blockchain PLC (a)	510,525

United States - 48.3%
3,136	Advanced Micro Devices, Inc. (a)	266,152
112,907	Cleanspark, Inc. (a)(b)	483,242
242,240	Core Scientific, Inc. (a)(b)	532,928
50,680	Greenidge Generation Holdings, Inc. (a)(b)	123,152
27,432	Marathon Digital Holdings, Inc. (a)(b)	325,069
124,410	Mawson Infrastructure Group, Inc. (a)(b)	88,543
1,569	NVIDIA Corp.	236,825
90,483	Riot Blockchain, Inc. (a)(b)	648,763
118,800	Stronghold Digital Mining, Inc. (a)(b)	165,132
209,895	Terawulf, Inc. (a)	312,744
		3,182,550
	TOTAL COMMON STOCKS (Cost $16,318,159)	6,315,073

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 49.0%
3,227,190	First American Government Obligations Fund - Class X, 2.04% (c)	3,227,190
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,227,190)	3,227,190

MONEY MARKET FUNDS - 3.4%
222,569	First American Government Obligations Fund - Class X, 2.04% (c)	222,569
	TOTAL MONEY MARKET FUNDS (Cost $222,569)	222,569

	TOTAL INVESTMENTS (Cost $19,767,918) - 148.3%	9,764,832
	Other Liabilities in Excess of Assets - (48.3%)	(3,178,400)
	TOTAL NET ASSETS - 100.0%	$6,586,432

Viridi Bitcoin Miners ETF
Schedule of Investments (Continued)
August 31, 2022 (Unaudited)

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	Non-Income producing security.

(b)	This security or a portion of this security was out on loan as of August 31, 2022. Total loaned securities had a market value of $3,137,137 as of August 31, 2022.

(c)	Rate shown is the 7-day effective yield.

Viridi Bitcoin Miners ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2022, the Fund did not hold any securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Viridi Bitcoin Miners ETF

The following is a summary of the fair value classification of the Fund’s investments as of August 31, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Viridi Bitcoin Miners ETF
Assets*
Common Stocks	$6,315,073	$-	$-	$6,315,073
Investments Purchased with Proceeds from Securities Lending	3,227,190	-	-	3,227,190
Money Market Funds	222,569	-	-	222,569
Total Investments in Securities	$9,764,832	$-	$-	$9,764,832

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended August 31, 2022, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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